UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

____________________

ICO, INC.
(Exact name of registrant as specified in its charter) acquisition

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2005 Amendment No. 4 to Loan and Security Agreement (the “Fourth Amendment”) was entered into by and among ICO Polymers North America, Inc. and Bayshore Industrial, L.P. (f/k/a Bayshore Industrial, Inc.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc., ICO Technology, Inc., Bayshore Industrial LP, L.L.C., and Bayshore Industrial GP, L.L.C., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Southwest) (“Wachovia”), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The Fourth Amendment amends the Loan and Security Agreement dated April 9, 2002, by and among ICO Worldwide, Inc. (n/k/a ICO Worldwide, L.P.), Wedco, Inc. (n/k/a ICO Polymers North America, Inc.) and Bayshore Industrial, Inc. (n/k/a Bayshore Industrial, L.P.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc. and ICO Technology, Inc., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Wachovia (the “Loan and Security Agreement,” filed as Exhibit 10.1 to Form 8-K dated April 10, 2002), which Loan and Security Agreement established the Company’s domestic revolving credit facility with Wachovia, and has been amended by Amendment No. 1 to Loan and Security Agreement dated September 9, 2002, by and among the parties referenced in the preceding sentence (filed as Exhibit 10.1 to Form 8-K dated September 9, 2002), Amendment No. 2 to Loan and Security Agreement dated August 26, 2004, by and among the referenced parties (filed as Exhibit 10.1 to Form 8-K dated August 26, 2004), and Amendment No. 3 to Loan and Security Agreement dated October 1, 2004, by and among the referenced parties (filed as Exhibit 10.1 to Form 8-K dated October 7, 2004).

Significant amendments to the Loan and Security Agreement that are among the provisions in the Fourth Amendment include: (i) increasing from $6,000,000 to $8,000,000 the amount of inventory that can be financed under the revolving loan; (ii) increasing from $5,000,000 to $10,000,000 the letter of credit accommodations that may be issued by the Lender; (iii) reducing fees and interest expenses to be paid by the Company in connection with Wachovia’s provision of credit facilities; (iv) extending the Maturity Date of the Loan and Security Agreement to April 9, 2009; and (v) improving, from the Company’s standpoint, the Financial Covenant contained in the Loan Agreement.  Additionally, the Fourth Amendment establishes an additional $5,000,000 line of credit to finance existing equipment and equipment to be purchased by the Company’s domestic operating subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Description

10.1
Amendment No. 4 to Loan and Security Agreement, dated April 4, 2005, by and among ICO Polymers North America, Inc. and Bayshore Industrial, L.P. (f/k/a Bayshore Industrial, Inc.), as Borrowers, and ICO, Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc., ICO Technology, Inc., Bayshore Industrial LP, L.L.C., and Bayshore Industrial GP, L.L.C., as Guarantors, and ICO P&O, Inc. and ICO Global Services, Inc. and, as Lender, Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Southwest).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: April 5, 2005	By:	/s/ Jon C. Biro
	Name:	Jon C. Biro
	Title:	Chief Financial Officer and
Treasurer